                                        EX-99.B(g)wrfcaamend

                     AMENDMENT TO CUSTODIAN AGREEMENT

     AMENDMENT, dated as of July 1, 2001, to the Custodian Agreement  dated
May 13, 1998 ("Agreement") as amended to date, between W&R FUNDS, INC.,  on behalf of  the  ASSET STRATEGY  FUND  series ("Fund"),  having a  place  of business at 6301 Lamar Avenue,  Overland Park, Kansas 66202, and UMB  BANK,
N. A. ("Custodian"), having a place  of business at 928 Grand Avenue,  10th
Floor, Kansas City, Missouri 64106.

     WHEREAS, the Fund and  the Custodian have previously entered into  the
Agreement pursuant  to which  the Custodian  provides  custody and  related services to  the  Fund,  including the  use  of foreign  subcustodians  and depositories, subject to the terms and conditions set forth therein;

     WHEREAS, the Securities and  Exchange Commission ("SEC") adopted  Rule
17f-7 under the Investment Company Act of 1940 (the "1940 Act")  concerning arrangements for foreign securities depositories;

     WHEREAS, pursuant to the provisions of Rule 17f-7(a)(1), the Custodian has agreed to assume, subject to the terms and conditions set forth herein, certain analysis  and monitoring  functions related  to foreign  securities depositories;

     NOW,  THEREFORE,  in  consideration   of  the  mutual  covenants   and
agreements herein contained, the  Fund and the Custodian agree as  follows.
Capitalized terms used  herein without definition  shall have the  meanings ascribed to them in the Agreement. All references hereunder to the 1940 Act and to  the  rules and  regulations  thereunder shall  be  deemed to  be  a reference to such Act and its rules and regulations as they may  be amended from time to time.

1. The  Agreement is  amended by  deleting  the first  paragraph under  the heading "ARTICLE  IV  SUBCUSTODIANS" and  inserting the  following  amended paragraph in its place:

     From time to time, in accordance with the relevant provisions  of this Agreement,  (i)  the  Custodian  may  appoint  one  or  more
     Domestic  Subcustodians  and   Special  Subcustodians  (each   as
     hereinafter defined) to act on  behalf of the Fund; and (ii)  the
     Custodian may be directed,  pursuant to an agreement between  the
     Fund and  the Custodian  ("Delegation Agreement"),  to appoint  a
     Domestic Subcustodian  to  perform  the  duties  of  the  Foreign
     Custody Manager (as such term is defined in Rule 17f-5 under  the
     1940 Act)  ("Approved Foreign Custody  Manager") so  long as  the
     Domestic Subcustodian  is so eligible  under the  1940 Act.  Such
     Delegation Agreement shall  provide that  the appointment of  any
     Domestic Subcustodian  as the  Approved Foreign  Custody  Manager
     must be governed by a written agreement between the Custodian and the Domestic  Subcustodian, which  provides for  compliance  with
     Rule 17f-5. The  Approved Foreign Custody  Manager may appoint  a
     Foreign Sub-Subcustodian  or  Interim Sub-Subcustodian  (each  as hereinafter defined)  in  accordance with  this Article  IV.  For purposes of this  Agreement, all Domestic Subcustodians,  Special
     Subcustodians,  Foreign   Sub-Subcustodians  and   Interim   Sub-
     Subcustodians   shall    be   referred    to   collectively    as
     "Subcustodians".

2. The  Agreement  is further  amended  by deleting  the last  sentence  of
Section 4.01 in its  entirety and inserting the following revised  sentence in its place:

     Each such duly approved  Domestic Subcustodian and the  countries where Foreign  Sub-Subcustodians  through  which  they  may  hold securities and other Assets of  the Fund shall be as agreed  upon by  the  parties  hereto  in  writing,  from  time  to  time,  in accordance with  the  provisions  of  Section  9.04  hereof  (the
     "Subcustodian List").

3. The  Agreement  is  further amended  by  deleting  Section 4.02  in  its entirety and inserting the following amended Section 4.02 in its place:

     (a)  Foreign  Sub-Subcustodians.  The  Approved  Foreign  Custody
     Manager may  appoint any entity  meeting the  requirements of  an
     Eligible Foreign Custodian, as such term is defined in Rule  17f-
     5(a)(1) under the 1940 Act,  and which term shall also include  a bank that  qualifies  to  serve  as  a  custodian  of  assets  of investment companies under  Section 17(f) of  the 1940 Act or  by
     SEC  order   is   exempt   therefrom  (each   a   "Foreign   Sub-
     Subcustodian"),  provided  that  the  Approved  Foreign   Custody
     Manager's appointments of such Eligible Foreign Custodians  shall at all times be governed by an agreement that complies with  Rule
     17f-5.

     (b)  Interim Sub-Subcustodians. Notwithstanding the foregoing, in the event that the Fund shall invest in a security or other Asset to be held  in a  country in which  the Approved Foreign  Custody
     Manager has not appointed a Foreign Sub-Subcustodian or for which the Fund  has otherwise  directed that  a  specific Foreign  Sub-
     Subcustodian be  used, the Custodian  shall, or  shall cause  the
     Approved Foreign Custody Manager to, promptly notify the Fund  in writing by facsimile transmission or in such other manner as  the
     Fund and Custodian shall  agree in writing of the  unavailability of an approved Foreign Sub-Subcustodian in such country; and upon the receipt  of  Special Instructions,  the Custodian  shall,  or shall cause the Approved  Foreign Custody Manager to, appoint  or approve any  Person (as  hereinafter defined)  designated by  the
     Fund in such Special Instructions, to hold such security or other
     Asset. The subcustodian agreement  between the Custodian and  the
     Interim Sub-Subcustodian  (as hereinafter  defined) shall  comply with the provisions of the 1940 Act and the rules and regulations thereunder (including Rule  17f-5, if  applicable) and the  terms and provisions of this Agreement. The Custodian shall comply with
     Section 4.02(a)  hereof with  respect to  the  appointment of  an
     Interim Sub-Subcustodian. (Any  Person appointed  or approved  as
     the  sub-subcustodian  pursuant   to  this  Section  4.02(b)   is
     hereinafter referred to as an "Interim Sub-Subcustodian.")

     (c)  In the event  that the Approved  Foreign Custody Manager  or its delegate  reasonably  determines that  such Person  will  not provide delegation services  (i) in a  country in which the  Fund has directed that  the Fund shall invest  in a security or  other
     Asset or (ii) with respect to a specific Foreign Sub-Subcustodian which the Fund has directed be used, the Approved Foreign Custody
     Manager or the Custodian (or its agent),  as applicable, shall be entitled to  rely on any  such instruction  provided pursuant  to
     Section 4.02(b) as a Proper Instruction and shall have no  duties
     or  liabilities  under  this  Agreement  with  respect  to   such
     arrangement save  those  that it  may undertake  specifically  in writing with respect to  each particular instance; provided  that the Delegation Agreement and this Agreement shall not  constitute the Approved  Foreign Custody Manager  or the  Custodian (or  its
     agent), as the  exclusive delegate  of the Fund  for purposes  of
     Rule 17f-5 and, particularly where such Person does not agree  to
     provide  fully  the  services   under  this  Agreement  and   the
     Delegation Agreement  to the Fund  with respect  to a  particular country  or  specific  Foreign  Sub-Subcustodian,  the  Fund  may delegate such services to another delegate pursuant to Rule  17f-
     5.

4. The  Agreement is  further amended by  deleting the  first paragraph  of
Section 4.05 and inserting the following amended first paragraph of Section
4.05:

     Section 4.05.  Certification Regarding Foreign Sub-Subcustodians.
     Upon request of the  Fund, the Custodian shall deliver, or  cause any Approved Foreign  Custody Manager to  deliver, to the Fund  a
     certificate stating:    (i) the  identity  of each  Foreign  Sub-
     Subcustodian then  acting on behalf  of the  Custodian; (ii)  the countries in  which  the  Eligible  Securities  Depositories  (as
     defined  in  Section  4.06)  through  which  each  Foreign   Sub-
     Subcustodian is then holding cash, securities and other Assets of the Fund; and (iii) such other information as may be requested by the Fund to  ensure compliance with  rules and regulations  under the 1940 Act.

5. The Agreement is further amended by inserting the following new  Section
4.06 after Section 4.05:

     Section 4.06. Securities Depositories.

          (a)  The Custodian (or its agent) may place and maintain the
     Fund's Foreign Assets  (as defined in  Rule 17f-5 under the  1940
     Act) with an Eligible  Securities Depository (as defined in  Rule
     17f-7, which term shall  include any other securities  depository for which  the SEC by  exemptive order  has permitted  registered investment companies to maintain their assets).

          (b)  The Custodian (or its  agent) shall, for evaluation  by the Fund or its adviser, provide an analysis of the custody risks associated with maintaining the  Fund's Foreign Assets with  each
     Eligible Securities Depository utilized directly or indirectly by the Custodian  as of  the date  hereof  (or, in  the case  of  an
     Eligible Securities  Depository not so  utilized as  of the  date hereof, prior  to the  initial placement  of  the Fund's  Foreign
     Assets at such Depository) and at which any Foreign Assets of the
     Fund are held or are expected  to be held. The Custodian (or  its
     agent)  shall   monitor  the   custody  risks   associated   with
     maintaining the  Fund's  Foreign  Assets at  each  such  Eligible
     Securities Depository on  a continuing  basis and shall  promptly notify the Fund  or its adviser of  any material changes in  such risks.

          (c)  Based  on  the  information  available  to  it  in  the exercise  of  diligence,  the  Custodian  (or  its  agent)  shall determine the  eligibility  under  Rule  17f-7  of  each  foreign securities  depository  before  maintaining  the  Fund's  Foreign
     Assets therewith  and  shall  promptly  advise the  Fund  if  any
     Eligible Securities Depository ceases  to be so eligible. A  list
     of  Eligible  Securities  Depositories  used  by  the   Custodian
     directly or  indirectly as  of  the date  hereof is  attached  as
     Appendix  A.  Notwithstanding   Section  9.04  hereof,   Eligible
     Securities Depositories may, subject  to Rule 17f-7, be added  to the list from time to time.

          (d)  Withdrawal  of  Assets.  If  an  arrangement  with   an
     Eligible Securities Depository  no longer meets the  requirements of Rule 17f-7,  the Custodian  (or its agent)  will withdraw  the
     Fund's Foreign Assets from such depository as soon as  reasonably practicable.

          (e)  Standard of  Care. In  fulfilling its  responsibilities under this Section 4.06,  the Custodian will exercise  reasonable care, prudence and diligence.

6. The Agreement is further amended by inserting the following new  Section
4.07 after the new Section 4.06:

     Section 4.07. The  Fund shall  not place or  maintain any of  the
     Fund's Foreign Assets  in any country,  and shall as promptly  as practicable withdraw the Fund's Foreign Assets from any  country, that is identified in the Global Custody Network Listing provided by the Custodian (or its agent) as a country where the  liability or responsibility of the Approved Foreign Custody Manager or  the
     Custodian (or  its agent)  is conditioned  or  predicated on  the ability of the Approved Foreign Custody Manager or the  Custodian
     (or  its  agent)  to  recover  damages  from  the  Foreign   Sub-
     Subcustodian in such country.

7. The  Agreement is  further amended by  deleting Section  5.01(b) in  its entirety and inserting the following amended Section 5.01(b) in its place:

     (b) Actions Prohibited by Applicable Law, Etc. In no event  shall the Custodian incur liability  hereunder if the Custodian or  any
     Subcustodian or Securities System, or any subcustodian,  Eligible
     Securities Depository utilized by  any such Subcustodian, or  any nominee of  the Custodian  or any  Subcustodian (individually,  a
     "Person") is prevented, forbidden or delayed from performing,  or omits to perform, any act or thing which this Agreement  provides shall be performed or omitted to be performed, by reason of:  (i)
     any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of  any foreign country, or political subdivision thereof or of any court of competent jurisdiction (and the Custodian nor any other Person shall not be obligated  to take any action contrary thereto);  or
     (ii) any "Force Majeure,"  which for purposes of this  Agreement, shall  mean  any  circumstance  or  event  which  is  beyond  the reasonable control of the Custodian, a Subcustodian or any  agent of the Custodian  or a Subcustodian  and which adversely  affects the performance by the Custodian of its obligations hereunder, by
     the   Subcustodian  of  its  obligations  under  its  subcustody agreement  or  by  any  other  agent  of  the  Custodian  or  the
     Subcustodian, unless in each  case, such delay or  nonperformance is caused  by the negligence,  misfeasance or  misconduct of  the
     Custodian. Such Force Majeure events may include any event caused by, arising out of or involving (a) an act of God, (b)  accident, fire, water  damage or  explosion, (c)  any  computer, system  or other equipment  failure or  malfunction caused  by any  computer virus or the malfunction or failure of any communications medium,
     (d) any  interruption  of  the  power  supply  or  other  utility service, (e) any strike  or other work stoppage, whether  partial
     or  total,  (f)  any  delay  or  disruption  resulting  from   or
     reflecting the  occurrence  of  any Sovereign  Risk  (as  defined below), (g) any disruption  of, or suspension of trading in,  the securities, commodities or  foreign exchange markets, whether  or not resulting from or reflecting the occurrence of any  Sovereign
     Risk, (h) any encumbrance on the transferability of a currency or a currency position  on the actual  settlement date of a  foreign exchange transaction, whether or not resulting from or reflecting the occurrence  of any  Sovereign Risk,  or (i)  any other  cause similarly beyond the reasonable control of the Custodian.

     Subject to the Custodian's general standard of care set forth  in
     Section 5.01(a) hereof and  the requirements of Section 17(f)  of the 1940 Act and Rules 17f-5 and 17f-7 thereunder, the  Custodian shall not incur liability  hereunder if any Person is  prevented, forbidden or delayed  from performing, or  omits to perform,  any act or thing which this Agreement provides shall be performed  or omitted to be  performed by reason  of any (i) "Sovereign  Risk,"
     which for the purpose of this Agreement shall mean, in respect of any jurisdiction, including the  United States of America,  where investments are acquired  or held under  this Agreement, (a)  any act of war, terrorism, riot, insurrection or civil commotion, (b)
     the  imposition  of  any  investment,  repatriation  or  exchange control restrictions  by  any  governmental  authority,  (c)  the confiscation, expropriation or nationalization of any investments by any governmental authority,  whether de facto or de jure,  (d)
     any  devaluation  or  revaluation   of  the  currency,  (e)   the
     imposition  of   taxes,  levies   or  other   charges   affecting
     investments, (f) any  change in  the applicable law,  or (g)  any other economic or political risk incurred or experienced that  is not directly related to  the economic or financial conditions  of the Eligible Foreign Custodian,  except as otherwise provided  in this Agreement  or  the Delegation  Agreement, or  (ii)  "Country
     Risk," which for the  purpose of this Agreement shall mean,  with respect to the acquisition,  ownership, settlement or custody  of investments in a jurisdiction, all risks relating to, or  arising in consequence  of, systemic  and markets  factors affecting  the acquisition, payment for  or ownership of investments,  including
     (a) the prevalance  of crime and  corruption except for crime  or corruption by the Eligible  Foreign Custodian, or its  employees, directors or  officers, (b)  the inaccuracy  or unreliability  of business and  financial information  (unrelated to  the  Approved
     Foreign Custody Manager's duties  imposed by Rule 17f-5(c)  under the 1940 Act or  to the duties imposed  on the Custodian by  Rule
     17f-7 under the 1940  Act), (c) the instability or volatility  of banking and financial systems, or the absence or inadequacy of an
     infrastructure  to  support   such  systems,   (d)  custody   and
     settlement infrastructure of the market in which such investments are transacted and held, (e) the acts, omissions and operation of any Eligible Securities Depository, it being understood that this provision shall  not  affect  any liability  that  the  Custodian otherwise would  have  under  the Delegation  Agreement  or  with respect to  foreign  subcustodians  and  securities  depositories
     under  this  Agreement,  (f)  the  risk  of  the  bankruptcy   or
     insolvency  of  banking   agents,  counterparties  to  cash   and
     securities transactions, registrars  or transfer agents, (g)  the
     existence  of  market   conditions  which  prevent  the   orderly
     execution or settlement of transactions or which affect the value of assets,  and (h)  the  laws relating  to the  safekeeping  and recovery of the Fund's Foreign Assets held in custody pursuant to
     the  terms  of  this  Agreement;  provided,  however,  that,   in
     compliance with Rule  17f-5, neither  Sovereign Risk nor  Country
     Risk shall  include the  custody risk  of  a particular  Eligible
     Foreign Custodian of the Fund's Foreign Assets.

8. The  Agreement  is  further amended  by  deleting  Section 9.03  in  its entirety and inserting the following amended Section 9.03 in its place:

     Section 9.03. Entire Agreement. This Agreement and the Delegation
     Agreement, as amended  from time to  time, constitute the  entire understanding and agreement of  the parties thereto with  respect to the subject matter  therein and accordingly, supercedes as  of the effective  date  of this  Agreement any  custodian  agreement heretofore in effect between the Fund and the Custodian.

9. All  references throughout the  Agreement to  "Securities Depository  or
Clearing Agency" are  hereby changed  to "Eligible Securities  Depository".
Under the heading  "ARTICLE VIII DEFINED  TERMS", the reference to  Section
4.02(a) for the definition of "Securities Depository or Clearing Agency" is changed to  Section 4.06(a).  In addition,  the  list of  defined terms  is amended to include  "Foreign Custody Manager"  with a reference to  ARTICLE
IV, "Force Majeure"  with a  reference to Section  5.01(b), "Country  Risk"
with a reference to Section 5.01(b), and "Foreign Assets" with a  reference to Section 4.06(a).

10. Except as modified hereby, the Agreement is confirmed in all respects.

                           *    *    *    *    *

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

W&R FUNDS, INC., on behalf of the  UMB BANK, N.A.
ASSET STRATEGY FUND series

By:  /s/Kristen A. Richards        By:  /s/Ralph R. Santoro
Name:  Kristen A. Richards         Name:  Ralph R. Santoro
Title:  Vice President             Title:  Senior Vice President

                                  APPENDIX A

             BROWN BROTHERS HARRIMAN - GLOBAL CUSTODY NETWORK
                              UMB BANK, N. A.

                      GLOBAL CUSTODY NETWORK LISTING

COUNTRY      SUBCUSTODIAN                                   DEPOSITORIES

ARGENTINA    CITIBANK NA, BUENOS AIRES                      CVSA
                Citibank, N.A., New York Agt. 7/16/81       CRYL
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

AUSTRALIA    NATIONAL AUSTRALIA BANK LTD. (NAB)             Austraclear
                National Australia Bank Agt. 5/1/85         CHESS
                Agreement Amendment 2/13/92                 RBA
                Omnibus Amendment 11/22/93

AUSTRIA      BANK AUSTRIA AG                                OeKB
                Creditanstalt Bankverein Agreement 12/18/89
                Omnibus Amendment 1/17/94

BAHRAIN      HSBC BANK MIDDLE EAST, BAHRAIN FOR HONGKONG    None
             & SHANGHAI BANKING CORP. LTD. (HSBC)
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96
                BBME Supplement 5/14/96
                Side Letter Agreement dated 7/28/97

BANGLADESH   STANDARD CHARTERED BANK (SCB), DHAKA           None
                Standard Chartered Bank Agreement 2/18/92
                Omnibus Amendment 6/13/94
                Appendix 4/8/96

BELGIUM      BANK BRUSSELS LAMBERT (BBL)                    CIK
                Banque Bruxelles Lambert Agt. 11/15/90      NBB
                Omnibus Amendment 3/1/94

BERMUDA      BANK OF N.T. BUTTERFIELD & SON LTD             None
                The Bank of N.T. Butterfield & Son Ltd.
                   Agreement 5/27/97

BOTSWANA     STANBIC BANK BOTSWANA LTD FOR STANDARD BANK    None
             OF SOUTH AFRICA (SBSA)
                Standard Bank of South Africa Agreement 3/11/94
                Subsidiary Amendment 9/29/97

BRAZIL       BANKBOSTON NA, SAO PAULO                       CBLC
                The First National Bank of Boston           CETIP
                   Agreement 1/5/88                         SELIC
                Omnibus Amendment 2/22/94
                Amendment 7/29/96

COUNTRY     SUBCUSTODIAN                                   DEPOSITORIES

BULGARIA     ING BANK NV, SOFIA                             BNB
                ING Bank N.V. Agreement 9/15/97             CDAD

CANADA       ROYAL BANK OF CANADA (RBC)                     CDS
                The Royal Bank of Canada Agreement 2/23/96

CHILE        CITIBANK NA, SANTIAGO                          DCV
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

CHINA        STANDARD CHARTERED BANK (SCB), SHENZHEN        SSCCL
                Standard Chartered Bank Agreement 2/18/92
                Omnibus Amendment 6/13/94
                Appendix 4/8/96

CHINA        STANDARD CHARTERED BANK (SCB), SHANGHAI        SSCCRC
                Standard Chartered Bank Agreement 2/18/92
                Omnibus Amendment 6/13/94
                Appendix 4/8/96

COLOMBIA     CITITRUST COLOMBIA SA, SOCIEDAD FIDUCIARIA     DCV
             FOR CITIBANK NA
                Citibank, N.A., New York Agt. 7/16/81       DECEVAL
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank, N.A./Cititrust Colombia Agreement 12/2/91
                Citibank, N.A. Subsidiary Amendment 10/19/95

CROATIA      HVB BANK CROATIA DD                            SDA
               Creditanstalt Bankverein Agreement 12/18/89  CNB
               Omnibus Amendment 1/17/94                    Ministry of Finance
               Creditanstalt AG/Bank Austria Creditanstalt
                  Croatia d.d. Agt 9/1/98

CZECH REPUBLIC  CITIBANK AS FOR CITIBANK NA                 CNB-TKD System
                Citibank, N.A., New York Agt. 7/16/81       SCP
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank NA/Citibank AS Agreement 6/24/96

DENMARK      DANSKE BANK                                    VP
                Den Danske Bank Agreement 1/1/89
                Omnibus Amendment 12/1/93

ECUADOR      CITIBANK NA, QUITO                             DECEVALE
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank, Quito Side Letter 7/3/95

COUNTRY     SUBCUSTODIAN                                   DEPOSITORIES

EGYPT        CITIBANK NA, CAIRO                             MISR
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

ESTONIA      HANSAPANK, TALLINN FOR MERITA BANK             EVK
                Union Bank of Finland Agreement 2/27/89
                Omnibus Amendment 4/6/94
                Merita Bank Agreement 12/1/97

      ***BBH's responsibility for this subcustodian is conditioned on the ability of BBH to recover from the subcustodian. In addition, BBH does not accept delegation in this market.***

FINLAND      MERITA BANK PLC                                FCSD
                Union Bank of Finland Agreement 2/27/89
                Omnibus Amendment 4/6/94

FRANCE       CREDIT AGRICOLE INDOSUEZ (CAI)                 Euroclear France
                Banque Indosuez Agreement 7/19/90
                Omnibus Amendment 3/10/94

GERMANY      DEUTSCHE BANK AG                               CBF
                Deutsche Bank Agreement 8/21/96

GREECE       CITIBANK NA, ATHENS                            Apotherion Titlon
                Citibank, N.A., New York Agt. 7/16/81       BoG
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

HONG KONG    HONGKONG & SHANGHAI BANKING CORP. LTD (HSBC)   CMU
                Hongkong & Shanghai Banking Corp.           HKSCC
                   Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96

HUNGARY      CITIBANK BUDAPEST RT. FOR CITIBANK NA          KELER Ltd
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank, N.A. Subsidiary Amendment 10/19/95
                Citibank, N.A./Citibank Budapest Agreement 6/23/92
                Citibank, N.A./Citibank Budapest Amendment 9/29/92

INDIA        CITIBANK NA, MUMBAI                            NSDL
                Citibank, N.A., New York Agt. 7/16/81       CDSL
                New York Agreement Amendment 8/31/90        Reserve Bank
                New York Agreement Amendment 7/26/96
                Citibank, Mumbai Amendment 11/17/93

INDONESIA    CITIBANK NA, JAKARTA                           PT KSEI
                Citibank, N.A., New York Agt. 7/16/81       Bank Indonesia
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

COUNTRY     SUBCUSTODIAN                                   DEPOSITORIES

IRELAND      ALLIED IRISH BANKS PLC (AIB)                   CREST
                Allied Irish Banks Agreement 1/10/89
                Omnibus Amendment 4/8/94

ISRAEL       BANK HAPOALIM BM                               TASE
                Bank Hapoalim Agreement 8/27/92

ITALY        INTESA BCI SPA                                 Monte Titoli S.P.A.
                Banca Commerciale Italiana Agreement 5/8/89
                Agreement Amendment 10/8/93
                Omnibus Amendment 12/14/93

JAPAN        BANK OF TOKYO - MITSUBISHI, LTD. (BTM)         BoJ
                Bank of Tokyo-Mitsubishi Agreement 6/17/96  JASDEC

JORDAN       HSBC BANK MIDDLE EAST, JORDAN FOR HONGKONG     SDC
             & SHANGHAI BANKING CORP. (HSBC)
                Hongkong & Shanghai Banking Corp. Agt.
                   4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96
                BBME Supplement 5/14/96
                Side Letter Agreement dated 7/28/97

KENYA        STANBIC BANK KENYA LIMITED FOR STANDARD        Central Bank
             BANK OF SOUTH AFRICA (SBSA)                    of Kenya
                Standard Bank of South Africa Agreement
                   3/11/94
                Subsidiary Amendment 9/29/97

KOREA        CITIBANK NA, SEOUL                             KSD
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank, Seoul Agreement Supplement
                   10/28/94

LEBANON      HSBC BANK MIDDLE EAST, LEBANON FOR HONGKONG    Midclear
             & SHANGHAI BANKING CORP. (HSBC)                BDL
                Hongkong & Shanghai Banking Corp. Agt.
                   4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96
                BBME Supplement 5/14/96
                Side Letter Agreement dated 7/28/97

LUXEMBOURG   KREDIETBANK LUXEMBOURG (KBL)                   CBL
                Kredietbank Luxembourg Agt. 4/7/98

MALAYSIA     HSBC BANK MALAYSIA BERHAD (HBMB) FOR HONGKONG  BNM
             & SHANGHAI BANKING CORP. (HSBC)                MCD
                Hongkong & Shanghai Banking Corp. Agt.
                   4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96
                Malaysia Subsidiary Supplement 5/23/94
                Side Letter Agreement dated 7/28/97

COUNTRY     SUBCUSTODIAN                                   DEPOSITORIES

MAURITIUS    HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC),   CDS
             MAURITIUS                                        Bank of Mauritius
                Hongkong & Shanghai Banking Corp.
                   Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96

MEXICO       CITIBANK MEXICO SA FOR CITIBANK NA             Indeval
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement   Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank Mexico, S.A. Amendment 2/28/95

MOROCCO      CITIBANK MAGHREB, CASABLANCA FOR CITIBANK NA   MCLR
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Side Letter Agreement pending

NAMIBIA      STANDARD BANK NAMIBIA FOR STANDARD BANK OF     None
             SOUTH AFRICA (SBSA)
                Standard Bank of South Africa Agreement
                   3/11/94
                Subsidiary Amendment 10/3/96

NETHERLANDS  FORTIS BANK                                    NECIGEF
                MeesPierson NV Agreement 6/4/99             NEIC

NEW ZEALAND  NATIONAL AUSTRALIA BANK LTD. (NAB), AUCKLAND   NZCSD
                National Australia Bank Agt. 5/1/85
                Agreement Amendment 2/13/92
                Omnibus Amendment 11/22/93
                New Zealand Addendum 3/7/89

NIGERIA      STANBIC MERCHANT BANK NIGERIA LIMITED FOR      CSCS Ltd.
             STANDARD BANK OF SOUTH AFRICA (SBSA)
                Standard Bank of South Africa Agreement
                   3/11/94
                Subsidiary Amendment 10/3/96

NORWAY       CHRISTIANIA BANK                               VPS
                Christiania Bank Agreement 3/2/89

OMAN         HSBC BANK MIDDLE EAST, OMAN FOR HONGKONG       MDSRC
             & SHANGHAI BANKING CORP. LTD. (HSBC)
                Hongkong & Shanghai Banking Corp. Agt.
                   4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96
                BBME Supplement 5/14/96
                Side Letter Agreement dated 7/28/97

PAKISTAN     STANDARD CHARTERED BANK (SCB), KARACHI         CDC
                Standard Chartered Bank Agreement 2/18/92   State Bank of
                Omnibus Amendment 6/13/94                   Pakistan
                Appendix 4/8/96

COUNTRY     SUBCUSTODIAN                                   DEPOSITORIES

PERU         CITIBANK NA, LIMA                              CAVALI
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

PHILIPPINES  CITIBANK NA, MANILA                            PCD
                Citibank, N.A., New York Agt. 7/16/81       ROSS
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

POLAND       BANK HANDLOWY W WARSZAWIE SA (BHW) FOR         CRBS
             CITIBANK NA                                    NDS
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank Subsidiary Amendment 10/30/95
                Citibank, N.A./Citibank Poland S.A. Agt.
                   11/6/92

PORTUGAL     BANCO COMERCIAL PORTUGUES SA (BCP)             CVM
                Banco Comercial Portugues 5/18/98

ROMANIA      ING BANK NV, BUCHAREST                         BSE
                ING Bank N.V. Agreement 9/29/97             NBR
                                                            SNCDD

SINGAPORE    HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC), CDP
             SINGAPORE                                      MAS
                Hongkong & Shanghai Banking Corp. Agt.
                   4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96

SLOVAKIA     ING BANK NV, BRATISLAVA                        NBS
                ING Bank N.V. Agreement 9/1/98              SCP

SLOVENIA     BANK AUSTRIA CREDITANSTALT DD LJUBLJANA        KDD
                Creditanstalt Bankverein Agreement 12/18/89
                Omnibus Amendment 1/17/94
                Master Subcustodian Agreement 4/17/98
                Amendment dated 4/17/98
                Amendment dated 10/14/98

SOUTH AFRICA STANDARD BANK OF SOUTH AFRICA (SBSA)           CDL
                Standard Bank of South Africa Agreement  STRATE
                     3/11/94

SPAIN        BANCO SANTANDER CENTRAL HISPANO SA (BSCH)      Banco de Espana
             Banco de Santander Agreement 12/14/88          SCLV

SRI LANKA    HONGKONG & SHANGHAI BANKING CORP. LTD.         CDS
             (HSBC), COLOMBO
                Hongkong & Shanghai Banking Corp.
                    Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96

COUNTRY     SUBCUSTODIAN                                   DEPOSITORIES

SWAZILAND    STANDARD BANK SWAZILAND LTD FOR STANDARD       None
             BANK OF SOUTH AFRICA (SBSA)
                Standard Bank of South Africa Agreement
                   3/11/94
                Subsidiary Amendment 9/29/97

SWEDEN       SKANDINAVISKA ENSKILDA BANKEN (SEB)            VPC
                Skandinaviska Enskilden Banken Agreement
                   2/20/89
                Omnibus Amendment 12/3/93

SWITZERLAND  UBS AG                                         SIS
                Union Bank of Switzerland Agreement
                   12/20/88
                Omnibus Amendment 11/29/94

TAIWAN       STANDARD CHARTERED BANK (SCB), TAIPEI          TSCD
                Standard Chartered Bank Agreement 2/18/92
                Omnibus Amendment 6/13/94
                Appendix 4/8/96

THAILAND     HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC), TSDC
             BANGKOK
                Hongkong & Shanghai Banking Corp. Agt.
                   4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96

TRANSNATIONAL   BROWN BROTHERS HARRIMAN & CO. (BBH&CO.)     CBL
                                                            Euroclear

TURKEY       CITIBANK NA, ISTANBUL                          CBT
                Citibank, N.A., New York Agt. 7/16/81       Takasbank
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

UKRAINE      ING BANK UKRAINE                               MFS
                ING Bank Agreement 8/21/98                  NBU

UNITED KINGDOM  CLYDESDALE BANK PLC                         CMO
                Master Subcustodian Agreement 8/16/00       CREST

UNITED KINGDOM  HSBC BANK PLC                               CMO
                Midland Bank Agreement 8/8/90               CREST
                Omnibus Amendment 12/15/93

URUGUAY      BANKBOSTON NA, MONTEVIDEO                      None
                The First National Bank of Boston
                   Agreement 1/5/88
                Omnibus Amendment 2/22/94
                Amendment 7/29/96
                Uruguay Amendment 10/18/96

VENEZUELA    CITIBANK NA, CARACAS                           CVV
                Citibank, N.A., New York Agt. 7/16/81       Central Bank of
                New York Agreement Amendment 8/31/90        Venezuela
                New York Agreement Amendment 7/26/96

COUNTRY     SUBCUSTODIAN                                   DEPOSITORIES

WEST AFRICAN   SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE  DCBR
MONETARY       FOR SOCIETE GENERALE
UNION             Societe Generale Agreement 10/6/98

ZAMBIA       STANBIC BANK ZAMBIA LTD FOR STANDARD BANK       BoZ
             OF SOUTH AFRICA (SBSA)                          LSE
                Standard Bank of South Africa Agreement
                   3/11/94
                Subsidiary Amendment 10/3/96

ZIMBABWE     STANBIC BANK ZIMBABWE LTD FOR STANDARD BANK    None
             OF SOUTH AFRICA (SBSA)
                Standard Bank of South Africa Agreement 3/11/94
                Subsidiary Amendment 10/3/96